UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2011 (June 2, 2011)

GeoEye, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33015	20-2759725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2325 Dulles Corner Boulevard
Herndon, Virginia 20171
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (703) 480-7500

21700 Atlantic Blvd.
Dulles, Virginia 20166
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of GeoEye, Inc. (the “Company”) was held on June 2, 2011. The Company previously filed with the U.S. Securities and Exchange Commission the proxy statement and related materials pertaining to this meeting, which describe in detail each of the four proposals submitted to stockholders at the meeting.  The final results for the votes regarding each proposal are set forth below.

Proposal One: Election of Directors.  The nine nominees for the Board of Directors were elected to hold office until the next annual meeting of shareholders and until their successors are elected and qualified with the votes shown:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
James A. Abrahamson	18,719,111	740,168	1,520,999
Joseph M. Ahearn	17,174,258	2,285,021	1,520,999
Martin C. Faga	17,173,734	2,285,545	1,520,999
Michael F. Horn, Sr.	18,677,716	781,563	1,520,999
Lawrence A. Hough	19,002,124	457,155	1,520,999
Roberta E. Lenczowski	19,065,368	393,911	1,520,999
Matthew M. O’Connell	19,065,505	393,774	1,520,999
James M. Simon, Jr.	16,435,203	3,024,076	1,520,999
William W. Sprague	14,618,600	4,840,679	1,520,999

Proposal Two: Advisory Vote by Stockholders to Approve the Compensation of the Named Executive Officers.  A proposal relating to a non-binding stockholder advisory vote to approve the compensation of the Named Executive Officers as described in the Compensation Discussion and Analysis and the accompanying tables in our 2011 proxy statement was approved with the votes shown:

For	Against	Abstentions	Broker Non-Votes
16,506,871	2,561,569	390,839	1,520,999

Proposal Three: Advisory Vote on the Frequency of the Advisory Vote to Approve the Compensation of the Named Executive Officers.  A proposal relating to the frequency of the non-binding stockholder advisory vote to approve the compensation of the Named Executive Officers received a majority of the votes cast in favor of a non-binding stockholder advisory vote every 1 YEAR with the votes shown:

1 YEAR	2 YEARS	3 YEARS	Abstentions	Broker Non-Votes
17,874,260	72,110	1,505,632	7,277	1,520,999

The option to hold future advisory votes on the compensation of our Named Executive Officers every 1 YEAR received a majority of the votes entitled to vote and present in person or represented by proxy at the meeting. Based on these results, the Company's Board of Directors currently intends to hold an advisory vote on executive compensation every 1 YEAR.

Proposal Four: Ratification of Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2011. A proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified with the votes shown:

For	Against	Abstentions	Broker Non-Votes
20,791,218	119,810	69,250	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2011	GEOEYE, INC.

	By:	/s/ Joseph F. Greeves

Executive Vice President and Chief Financial Officer